Obligations For Future Minimum Payments Under Operating Leases (Detail) (USD $) In Thousands, unless otherwise specified	Nov. 25, 2012
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity
2013	$ 146,079
2014	114,568
2015	96,278
2016	81,402
2017	70,131
Thereafter	200,454
Total future minimum lease payments	$ 708,912